UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported) October 29, 2024

NeueHealth, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40537	47-4991296
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

9250 NW 36th St Suite 420, Doral, Florida	33178
Address of Principal Executive Office	(Zip Code)
(612) 238-1321
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NEUE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01 Entry into a Material Definitive Agreement.

Unit Purchase Agreement

On October 29, 2024, NeueHealth, Inc. (the “Company”) entered into a Unit Purchase Agreement (the “Unit Purchase Agreement”), among Medical Practice Holding Company, LLC, a wholly owned subsidiary of the Company (“Buyer”), RRD Healthcare, LLC (“RRD”), the Company, Centrum Medical Holdings, LLC (“Centrum”) and the other parties named therein, pursuant to which, among other things, Buyer purchased RRD’s equity in Centrum for total consideration of $101.75 million, comprised of $30.0 million in cash, a credit of approximately $7.8 million in previous payments and the Secured Promissory Note (as defined below) of approximately $64.0 million in principal amount (such equity purchase and related transactions, the “Centrum Transaction”). The Unit Purchase Agreement includes customary representations, warranties, covenants and releases by Buyer and RRD. The Unit Purchase Agreement provides that each party thereto releases the other party from all claims in connection with the Centrum Transaction or arising before the Closing Date, subject to certain exceptions.

In connection with the Centrum Transaction, the Company will make payment of $8.0 million to the P Unit Holders of RRD, generally payable after 48 months from the closing date under the Unit Purchase Agreement, which was on October 29, 2024 (the “Closing Date”), bearing cash interest at a rate of 6% per annum.

The foregoing description has been included to provide investors with information regarding the terms of the transactions described above, and is not intended to provide any factual information about the parties or the Company’s business. The Unit Purchase Agreement contains representations and warranties that the parties made solely for the benefit of each other. These representations and warranties (a) may be intended not as statements of fact, but rather as a way of allocating risk to one of the parties if those statements prove to be inaccurate, (b) may apply materiality standards different from what may be viewed as material to investors and shareholders and (c) are made only as of the date of the Unit Purchase Agreement, and/or as of such other date or dates as may be specified in the Unit Purchase Agreement. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Unit Purchase Agreement, which information may or may not be fully reflected in the Company’s public disclosures. Investors and shareholders are urged not to rely on such representations and warranties as characterizations of the actual state of facts or circumstances regarding the Company at this time or any other time.

The foregoing description of the Unit Purchase Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Unit Purchase Agreement. The Company expects to file the Unit Purchase Agreement with the U.S. Securities and Exchange Commission (the “SEC”) as an exhibit to its Annual Report on Form 10-K for the year ending December 31, 2024.

Secured Promissory Note and Related Documents

The Buyer (in such capacity, the “Borrower”) issued on the Closing Date to RRD (in such capacity, the “Noteholder”) a secured promissory note due 48 months from the Closing Date in the principal amount of approximately $64.0 million (the “Secured Promissory Note”), bearing cash interest at a rate of 6% per annum, payable monthly. The Secured Promissory Note is guaranteed by the Company and is secured by second priority liens on substantially all assets of the Company and its subsidiaries that are guarantors under the Company’s Loan and Security Agreement, dated as of June 21, 2024, with certain affiliates of Hercules Capital (the “Hercules Credit Agreement”), subject to substantially the same exceptions in the Hercules Credit Agreement. Subject to the limitations in the Subordination Agreement (as defined below), the Borrower may prepay all or any portion of the Secured Promissory Note at any time and from time to time without penalty or premium.

The Secured Promissory Note and related security agreement contains certain negative covenants applicable to the Company, the Borrower and their respective subsidiaries, and includes limitations on: incurrences of indebtedness; liens; investments; mergers and other fundamental changes; transactions with affiliates; change of control; changes to the nature of the business; dispositions; distributions; sale and leaseback transactions; and certain activities of the Company and the Borrower. The Secured Promissory Note provides that, if any Material Default (as defined in the Secured Promissory Note) occurs, then the Borrower must conduct a sale process and consummate a sale of the assets of Centrum within six months of delivery of notice of the Material Default (plus an additional three months if a definitive sale agreement has been entered into and the sale is reasonably expected to close within such extended period).

Certain affiliates of Hercules Capital and the Noteholder entered into a customary intercreditor and subordination agreement. In connection with the Centrum Transaction, RRD entered into a customary subordination and standstill agreement with certain affiliates of Hercules Capital.

The foregoing description of the Secured Promissory Note does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Secured Promissory Note. The Company expects to file the Secured Promissory Note with the SEC as an exhibit to its Annual Report on Form 10-K for the year ending December 31, 2024.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the
Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On October 30, 2024, the Company issued a press release announcing the Centrum Transaction, a copy of which is attached as Exhibit 99.1.

The information set forth under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated October 30, 2024
104	The cover page from the Current Report on Form 8-K formatted in Inline XBRL.

Forward-Looking Statements
This Current Report on Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this report other than statements of historical fact are forward-looking statements, including statements regarding the Centrum Transaction. These forward-looking statements are subject to a number of risks, uncertainties and assumptions that may cause actual results to differ materially from those expressed or implied by any forward-looking statements, including: risks related to disruption of management’s attention from the Company’s ongoing business operations due to the Centrum Transaction the effect of the announcement of the Centrum Transaction on the relationships of the Company and Centrum with their respective customers and other third parties; and other factors discussed in the Company’s most recent Annual Report on Form 10-K and in other subsequent reports, including in “Risk Factors,” which the Company files with the SEC. The Company’s periodic filings are accessible on the SEC’s website at www.sec.gov.

Moreover, the Company operates in a very competitive and rapidly changing environment, and new risks emerge from time to time. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, and our expectations based on third-party information and projections are from sources that management believes to be reputable, the Company cannot guarantee future results, levels of activity, performance or achievements. These forward-looking statements are made as of the date of this report or as of the date specified herein and the Company has based these forward-looking statements on current expectations and projections about future events and trends. Except as required by law, the Company does not undertake any duty to update any of these forward-looking statements after the date of this report or to conform these statements to actual results or revised expectations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NeueHealth, Inc.

Date:	10/30/2024	By:	/s/ Jeff Craig
		Name:	Jeff Craig
		Title:	General Counsel and Corporate Secretary